Exhibit 99.1

Sorrento Therapeutics SRNE(NASDAQ) Significant Life-Changing Medicine February 2020 © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 1

Forward-Looking Statements and Non-GAAP Financial Information Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc. (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, are or may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. Sorrento cautions that these statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will proveaccurate. The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s most recent periodic reports filed with the Securities and Exchange Commission, including Sorrento’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings. In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings. These results, projections or performance measures are non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results. Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its SEC filings on Forms 10-K, 10-Q and 8-K, including Sorrento’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings. Investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance. Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc. © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 2

Sorrento Therapeutics Non-Opioid Pain Management Immuno-Oncology & Anti-Viral Plunger Rod Polystyrine Plunger Stopper West 4432/50 Gray Luer-LokTM Adapter Polycarbonate Syringe Burrel, 2.25-mL Type I Glass Syringe Tip Stopper West 7725/65 Gray Light Chain Heavy Chain Fab Hinge TM © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 3

Sorrento Programs with Blockbuster Potential Sorrento Therapeutics Non-Opioid Pain Management Immuno-Oncology & Anti-Viral Therapy Resiniferatoxin (“RTX”), a toxin that ablates afferent nerves Knee replacement deferment + Osteoarthritis knee pain + Terminal Cancer Pain. Multiple phase 3 studies expected to commence in 2020. Scilex SP-102, if approved, could become 1st FDA approved epidural steroid injection for the treatment of sciatica pain. Fast Track Designation; Pivotal Phase 3 top-line data expected in 2H 2020. Antibody-centric pipeline leverages proprietary G-MAB™ library BCMA-targeting, CD38-targeting IO products for multiple myeloma (clinical and pre- clinical stage programs) Autologous CAR-T + Allogeneic DAR-T + ADC Multiple DAR-T programs (development) Allogeneic DAR-T for Solid and Liquid tumors + Allogeneic DAR-T and NK for Broad-spectrum Anti-Viral Therapies © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 4

Resiniferatoxin (RTX) Aβ fiber Aδ fiber C fiber © 2020 Sorrento Therapeutics, Inc. All Rights Reserved sorrento
Therapeutics

Resiniferatoxin (RTX) Development Priorities

Platform	Program	Pre-IND	IND	Phase 1 / 2	Pivotal	NDA	Upcoming Milestones
Non-opioid Pain Management	**Knee Replacement Deferment** (Potential fast-track)				2020		Targeting registrational study upon FDA **breakthrough** designation
	Knee Osteoarthritis Pain (Lead Program)				2020		Phase 1b completed (94 patients); **Pivotal** trial(s) expected to begin in 2020
	Terminal Cancer Pain (Orphan designation)				2020		Phase 1 complete; Registrational **orphan drug** trial expected to commence in 2020

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved
6

Resiniferatoxin (RTX):
A Novel Analgesic Approach to Osteoarthritis Pain (OA)

sorrento Therapeutics


what would you do if you could just **dial down your knee pain**?
Knee Pain Meter

Phase 1b double-blinded, placebo controlled study to assess the safety and preliminary efficacy of intra-articular administration of resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee.

www.clinicaltrials.gov (NCT03542838).

Enrollment Completed!

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved
7

RTX OA Knee Pain Phase 1b Trial Update (94 patients) Sorrento Therapeutics No Dose Limiting Toxicities (DLTs) Treatment Emergent Adverse Events (TEAEs) Expected.Moderate. Resolved in less than a day (post-injection pain, tachycardia/hypertension) Efficacy Outcomes Therapeutic signal confirmed in expansion cohorts Pivotal studies therapeutic dose has been selected Clinical data to be presented early May 2020 (OARSI Conference) © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 8

Resiniferatoxin (RTX): A Novel Analgesic Approach to Intractable Cancer Pain Sorrento TherapeuticsA Multicenter, Open-Label, Phase 1b Study to Assess the Safety and Define the Maximally Tolerated Dose of Epidural Resiniferatoxin (RTX) Injection for Treatment of Intractable Pain Associated with Cancer. www.clinicaltrials.gov (NCT03226574). Enrollment Completing! Are you feeling that cancer pain and opioids are taking you away? © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 9

Cancer Pain Phase 1b Trial Update (14 patients) Sorrento Therapeutics No Dose Limiting Toxicities (DLTs) Treatment Emergent Adverse Events (TEAEs) Expected. Moderate. Transient procedural pain. AE associated with disease progression Efficacy Outcomes Therapeutic signal confirmed in expansion cohorts at higher doses 2 / 3 patients showed positive response Clinical data to be presented on 02/27/20 (AAPM Conference) © 2020 Sorrento Therapeutics, Inc. All Rights Reserved 10

SP-102v SCILEX

Steroid Formulation to Treat Sciatica Pain (SP-102)If approved, could become 1stFDA approved steroid for epidural administration (non-compounded drug) for the treatment of sciatica. Potent steroid (dexamethasone sodium phosphate gel). Non-opioid and non-addictive. Well-tolerated. Long history of use including safety (epidural). Gel formulation (viscous) for extended local release. Fast acting onset with less spread and safer repeat injections. No preservatives, no surfactants, no particulates. Pre-filled syringe for ease of administration (injectable). Projected 24 months shelf life

Sorrento Immuno-Oncology Toolbox (proprietary)

Current CAR-T TechnologyscFvVHVLCAR-TCD3.HingeTM

From CAR to DAR

sorrento
Therapeutics

Chimeric Antigen Receptor (CAR)
scFv-based


scFv
Hinge
linker
TM

Dimeric Antigen Receptor (DAR)
Fab-based


Fab
Disulfide bond
TM

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved

17

The Next-Gen Dimeric Antigen Receptor (DAR) Technology

sorrento
Therapeutics


Light chain
Heavy Chain
Fab
Hinge
TM
41BB
CD3ζ
DAR
Dimeric Antigen Receptor

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved

18

Host Cells and Source MaterialsNK CellsT Cellsaß .d CELL SOURCE MATERIALS: • ADULT IMMUNE CELLS• PLACENTA• CORD BLOOD

Entry and Integration Strategies: Viral vsNon-ViralT cellNK cellVIRAL LENTIVIRUS RETROVIRUSNON-VIRAL “KOKI”

Autologous CAR-T vsAllogeneic KOKI DAR-TCurrent CAR-T TechnologyNext-Gen DAR-T TechnologyXY

Current CAR-T TechnologyNext-Gen DAR-T TechnologyXYIncrease stability and potency of DAR vs CAR-+

Current CAR-T TechnologyNext-Gen DAR-T TechnologyXYFreedom to choose signaling domainsin DAR vs CAR-+

Current CAR-T TechnologyNext-Gen DAR-T TechnologyXYTargeted gene disruption and specific integration of antigen receptor gene using KOKI technology-+

Current CAR-T TechnologyNext-Gen DART TechnologyXY-+TCR gene disruption using KOKI technology to enable allogeneic T cell therapy

Sorrento Expertise in Cell Manufacturing27Allogeneic DAR-T Cell Manufacturing

DAR-T Competitive Advantages

sorrento
Therapeutics

	KOKI DAR-T	Advantages of DAR-T over CAR-T
Antigen Receptor	Dimeric Antigen Receptor (DAR)	Increased potency Proprietary construct
Manufacturing	Virus Free – KOKI Process	Faster development Enhanced clonal expansion
Cell Source	Allogeneic (healthy donor T cells)	"Off-the-Shelf" Central scalable manufacturing process
Vein-to-vein time	Pre-manufactured and released DAR-T Cells (dosing upon completion of screening)	Simplified distribution logistics On-Demand for immediate infusion Enabling global clinical trials and commercialization

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved
28

In-House CAR-T & DAR-T cGMP Manufacturing Capabilities

sorrento Therapeutics



State-of-the-art cell therapy manufacturing facility

Clean room suites meet ISO7 Classification

San Diego facility is registered with the California Food and Drug Branch (FDB) for manufacturing of clinical material

Hundreds of patient-doses per year currently; Next-gen *off-the-shelf* technology can potentially extend to tens of thousands of patient-doses per annum

Shorter development times

Reduced manufacturing lead times

End-to-end quality controls

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved

29

ematological Malignancies in the USCD19: Novartis (Kymriah™)CD19: Kite (Yescarta™)CD38: Janssen/GenMab (Darzalex®) CD38: Sorrento (CD38 CAR-T) BCMA: Bluebird Bio (bb2121 for BCMA CAR-T)Sources: Global Data Reports, National Cancer Institute Statistics

CD38 Modalities Deployed against Multiple Myeloma

sorrento Therapeutics

Indication	Program	Pre-IND	IND	Phase 1	Pivotal	NDA	Upcoming Milestones
Multiple Myeloma	CD38 CAR-T						Phase 1 data read-out expected in 2020
	CD38 ADC						IND submission expected in 2020
	CD38 DAR-T (allogeneic)						IND anticipated acceptance in 2020
	CD38/CD3 BsAb						IND submission expected in 2020

- CD38 ADC has exhibited strong activity in preclinical models and recently completed IND-enabling toxicology studies
- Next-gen CD38 DAR-T cells have demonstrated higher in vivo anti-tumor activity than CD38 CAR-T cells
  - *"Off-the-Shelf" (allogeneic) centralized scalable manufacturing process*
  - *Simplified distribution logistics for immediate infusion enabling global clinical trials and commercialization*
- CD38/CD3 BsAb has shown potent cytotoxicity in preclinical studies

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved
32

Anti-CD38 DAR-T Cells more Potent than CD38 CAR-T Cells©2018, Sorrento Therapeutics, Inc. All Rights Reserved.©2020SorrentoTherapeutics,Inc.AllRightsReserved

Allogeneic Anti-BCMA DAR-T

sorrento Therapeutics



Survival Rate and Time Profile
Survival Rate
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
Day Post Treatment
PBS
TCR-KO
BCMA DAR (6e6)
BCMA DAR (1.2e6)
BCMA DAR (2.4e5)

© 2020 Sorrento Therapeutics, Inc. All Rights Reserved

34

Allogeneic Anti-CD20 DAR-TAnti-CD20 DAR-T cells Eradicate tumor Cells in Daudi Xenograft Mice model and all animal survivedSurvival%

Seasoned Executive TeamDr Henry Ji Jiong Shao Henry Ji, Ph.D.Chairman, President and Chief Executive OfficerDeborah Telman, J.D.SVP and General CounselJiong Shao, M.B.A.EVP and Chief Financial OfficerImage result for stratagene Image result for lehman brothers logo Image result for macquarie logo Image result for combimatrix Image result for nomura Alexis Nahama, D.V.M.SVP Head of RTX Program and President Ark Animal HealthHui Li, Ph.D.SVP of Business Development and General Manager of China OperationsBill FarleyVP of Business and Corporate DevelopmentA person wearing a suit and tie smiling at the cameraDescription generated with very high confidence VCA Antech Image result for pfizer Image result for wuxi apptec A person wearing a suit and tie smiling at the cameraDescription generated with very high confidence Image result for ppdImage result for pfizer Image result for merckImage result for johnson johnson Image result for deutsche bank Image result for abbott laboratories A person wearing a purple shirtDescription generated with very high confidence Jerome Zeldis, M.D., Ph.D. Jerome B. Zeldis, M.D., Ph.D.EVP, CMO, and President of Clinical Research, Medical Affairs and RegulatoryImage result for celgene Image result for janssen Shawn Sahebi, Ph.D.VP of Market AnalyticsImage result for pfizerImage result for eli lilly headshot of Mark Mark R. Brunswick, Ph.D.SVP of Regulatory Affairs and QualityImage result for FDA Image result for sophiris Image result for arena pharmaceuticals